SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 27, 2013, by and between Millennium Healthcare, Inc. a corporation incorporated under the laws of the State of Delaware and located at 400 Garden City Plaza, Suite 440, Garden City, NY 1530 (the “Company”), and ________________________, an individual residing at ______________________ (the “Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein and upon the date hereof (the “Funding Date”), the Company shall issue to the Subscriber (1) a promissory note (the “Note”) in the principal amount of _____United States Dollars (US$_____) (the “Principal Amount”); (2) a warrant (“Warrant A”) permitting the Subscriber to purchase ______ (_____) shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) at a per share price of Zero and 50/100 United States Dollars (US$0.50) subject to the terms and conditions therein contained; and (3) a warrant (“Warrant B”) permitting the Subscriber to purchase ______ (____) shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) at a per share price of One United States Dollar (US$1.00) subject to the terms and conditions therein contained, together, (the “Warrants”) and, together with this Agreement and the Note, collectively, (the “Transaction Documents”).

WHEREAS, The Company acknowledges that the Principal Amount of the Note exceeds the $50,000 purchase price to be paid by Subscriber (the “Purchase Price”) and that such excess is made up of an original issue discount of $13,000 which shall be fully earned and charged to the Company as of the Funding Date.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Subscriber hereby agree as follows:

1.          Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement and in consideration of the Principal Amount delivered by the Subscriber to the Company on the Funding Date, the Company hereby agrees to issue the Note and the Warrants to the Subscriber on the Funding Date. The Company agrees to issue and deliver the Note and the Warrants (the Note and Warrants together referred to as the “Securities”) to the Subscriber free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”), and Subscriber hereby agrees to accept the Securities free of all Encumbrances.

2.          Subscriber Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a)          Standing of Subscriber. Subscriber has the legal capacity and power to enter into this Agreement.

(b)          Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to advance the Principal Amount and accept the Note and Warrants. The execution, delivery and performance of this Agreement by the Subscriber, and the consummation by the Subscriber of the transactions contemplated hereby, have been duly authorized by all necessary action, and no further consent or authorization of Subscriber is required. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of the Subscriber, enforceable against Subscriber in accordance with the terms hereof.

(c)          Information on Subscriber. Subscriber is, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which the Subscriber hereby agrees represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

(d)          Purchase of Securities. The Subscriber will purchase the Securities for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities;

(e)          Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(f)          Share Legend. The shares of Common Stock underlying the Warrants (the “Shares”) shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(g)          Note and Warrants Legend. The Note and Warrants shall bear the following or similar legend

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DOCUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(h)          Communication of Offer. Subscriber has a preexisting personal or business relationship with the Company or one or more of its directors, officers, advisors or control persons, and the offer to issue the Securities was directly communicated to Subscriber by the Company. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer;

(i)          No Governmental Endorsement. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities, or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

(j)          Receipt of Information. Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to invest the Principal Amount in the Company and to accept the Securities. Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access;

(k)          Certain Trading Activities. Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Subscriber, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (1) the time that Subscriber was first contacted by the Company or placement agent engaged by the Company regarding an investment in the Company and (2) the 20th day prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Subscriber covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed; and

(l)          Independent Investment Decision. Subscriber has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and such Subscriber confirms that it has not relied on the advice of the Company’s business and/or legal counsel in making such decision.

3.             Company Representations and Warranties. The Company represents and warrants to, and agrees with, Subscriber that:

(a)          Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Authority; Enforceability. The Transaction Documents have been duly authorized, executed and delivered by the Company and are the valid and binding agreements of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder;

(c)          Capitalization and Additional Issuances. The Company has authorized 200,000,000 shares of Common Stock. As of the Closing Date, there were approximately 43,636,372 shares of the Common Stock issued and outstanding. All of the outstanding shares of the Common Stock are, and the Shares to be issued will be, duly authorized and validly issued, fully paid and non-assessable Common Stock.

(d)           Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations hereunder and thereunder, including, without limitation, the issuance of the Securities;

(e)           No Violation or Conflict. Neither the issuance of the Securities nor the performance of the Company’s obligations under the Transaction Documents will:

(i)          violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company; or

(ii)         result in the creation or imposition of any lien, charge or encumbrance upon the Securities except in favor of Subscriber as described herein;

(f)           The Shares. Upon issuance, the Shares:

(i)          shall be free and clear of any security interests, liens, claims or other Encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)         shall have been duly and validly issued, fully paid and non-assessable; and

(iii)        will not subject the holders thereof to personal liability by reason of being such holders;

(g)          No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities; and

(h)          Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.          Qualified Offering. Subscriber shall have the right to use any sums due and owing under the Note to participate in any Qualified Offering (other than an Exempt Issuance as defined below), on the same terms, and conditions provided for in such Qualified Offering. A “Qualified Offering” shall mean an equity financing pursuant to which the Company sells, in one or more related transactions, shares of the Company’s Common Stock with aggregate proceeds to the Company of not less than one million five hundred thousand dollars (US$1,500,000), including any and all notes which are convertible into Common Stock of the Company and warrants which are exercisable into shares of Common stock of the Company (with such amount convertible/exercisable considered aggregate proceeds to the Company). Notwithstanding the foregoing, Subscriber shall be entitled to a ten percent (10%) discount to the purchase price of any Qualified Offering. An “Exempt Issuance” means the issuance of: (i) securities to employees, attorneys, consultants, officers or directors of the Company pursuant to any incentive plan duly adopted for such purpose, (ii) a registered or underwritten offering and (iii) securities exercisable or exchangeable for or convertible into other securities issued and outstanding on the date hereof.

5.           Broker’s Commission/Finder’s Fee. Each party hereto represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby. Each party hereto agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of the indemnifying party’s actions.

6.           Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of any covenant or undertaking to be performed by the indemnifying party.

7.           Miscellaneous.

(a)          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth in the preamble paragraph hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated in the preamble paragraph hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. This Agreement, together with any exhibits and/or schedules hereto, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.

(c)          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)          Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)          Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(f)          Counsel; Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement and the other Transaction Documents. The parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement or the other Transaction Documents. The language in this Agreement and the other Transaction Documents shall be interpreted as to its fair meaning and not strictly for or against any party.

(g)          Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on and as of the date set forth above.

MILLENNIUM HEALTHCARE, INC.

By:
Name:	Chris Amandola
Title:	President

SUBSCRIBER:

Name of Subscriber:

Address:

Fax No.:

Taxpayer ID# (if applicable):

(Signature)

By:

Dated: June 27, 2013

[Signature Page Subscription Agreement]